COMMISSIONER OF PUBLIC LANDS
                          NEW MEXICO STATE LAND OFFICE
                               STATE OF NEW MEXICO

                                 BUSINESS LEASE

                                                                LEASE NO. BL-599

             THIS LEASE, dated MARCH 16, 1995, is made and entered into by and between the Commissioner of Public Lands, hereinafter referred to as "Lessor", and BOWLIN'S INCORPORATED, 136 LOUISIANA N.E., ALBUQUERQUE, NEW MEXICO 87108, hereinafter referred to as "Lessee."

             Lessor and Lessee agree and covenant as follows:

             1. LEASE. For and in consideration of and subject to the terms, conditions, covenants and reservations contained herein, Lessor leases to Lessee the following described tract of land, hereinafter referred to as the "leased premises":

         TRACT  #1 (STUCKEY'S PECAN SHOPPE)
         A tract of land  lying  within  the  South  part of the  SE1/4SE1/4  of
         Section 5, Township 24 South, Range 11 West, N.M.P.M., more particularly described as follows: Beginning at a point which bears N.89(Degree)2'W., 797.35 feet and North N.8(Degree)22'W., 187.58 feet from SE corner of said Section 5; thence N.8(Degree)22'W., along easterly right of way line of connection between Interstate Highway 10 and State Road 418 a distance of 276.31 feet to a fence brace post marked with a tack on top; thence N.78(Degree)14'E., along southerly right of way line of Interstate Highway 10 across ramp 535.79 feet; thence S.8(Degree)22'E., parallel to westerly boundary line of this tract 470.48 feet; thence N.8(Degree)38'W., along northerly right of way line of State Road 418 a distance of 461.07 feet; thence N.48(Degree)55'W., along northeasterly right of way line of State Road 418 a distance of 121.22 feet to point of beginning. Said tract of land contains 5.00 acres, more or less, and corners are marked by steel rods unless noted otherwise.

         TRACT #2 (PARKING AREA)
         A tract of land lying in the south part of the S1/2SE1/4 of Section 5, Township 24 South, Range 11 West, N.M.P.M., more particularly described as follows: Beginning at a point which bears N.89(Degree)02'W., 949.48 feet and N.8(Degree)22'E., 106.57 feet from SE corner of said Section 5; thence N.89(Degree)26'W., along northerly right of way line of State Road 418 a distance of 757.18 feet; thence N.8(Degree)22'W., 250.66 feet; thence N.84(Degree)23'E., along southerly right of way line of Interstate Highway 10 access ramp 748.86 feet to a fence brace post marked with a tack on top; thence S.8(Degree)22'E., along westerly right of way line of connection between Interstate Highway 10 and State Road 418 and parallel to the westerly line of the tract a distance of 331.70

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         feet to point of  beginning.  Said tract of land  contains  5.00 acres, more or less, and corners are marked by steel rods unless noted otherwise.


The rights granted herein are subject to all valid existing rights in the leased premises.

             2. RESERVATIONS. Lessor reserves the right to execute leases for the exploration, development and production of geothermal resources, oil and gas, sand, gravel, coal, shale, clay, building stone or materials, potassium, sodium, phosphorus, salt or any other minerals or deposits of whatsoever kind located in, under or upon the leased premises and all rights of access, ingress and egress through or across the leased premises that are necessary or convenient to such exploration, development or production. Lessor further reserves the right to grant rights-of-way and easements over, upon, or across the leased premises for public highways, railroads, tramways, telephone, telegraph and power lines, irrigation works, sewer lines, drainage ditches, mining, logging, and for other purposes.

             3. TERM. The term of this lease shall begin on the date of this lease and end at midnight on MARCH 15, 2000, unless terminated or canceled earlier as herein provided. Nothing contained herein shall limit the right of Lessor to sell the leased premises during the lease term.

             4. RENT. Lessee shall pay to Lessor as rent f or the leased premises and for the rights and privileges granted hereunder $4,500.00 lst. year, $5,500.00 2nd. year, $6,500.00 3rd. year, $7,500.00 4th. year, $7,500-00
5th. year, due and payable in advance on or before the 15th day of MARCH each year during the term of this lease. Time is of the essence in the performance of this agreement. Interest on delinquent rent payments shall accrue from the date the payment becomes due at the rate of one percent a month or any fraction of a month.

             5. PERMITTED USE. Lessee shall use the leased premises for the sole and exclusive purpose of RETAIL CURIO SHOP/CAFE//GAS SERVICE STATTON/PARKING FACILITY. No other uses shall be permitted.

             6. IMPROVEMENTS. Lessee may place the following improvements on the leased premises:

             BUILDING HOUSING CAFE/CURIO SHOP
             4-BAY GAS SERVICE STALL UNDER CANOPY
             WATER WELL/PUMP/STORAGE TANK
             OCCUPIED MOBILE HOME/WITH HOOK-UP'S
             FENCING/PAVING/GRAVELED AREAS

No other improvements shall be placed on the leased premises without the prior amendment of this lease pursuant to Paragraph 18 hereof to permit such improvement placement. Lessee shall maintain and protect from waste and trespass all improvements placed on the leased premises. In the event improvements other

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than those  authorized  herein are  placed on the  leased  premises,  Lessor may either declare title to such improvements in Lessor without payment of compensation to Lessee or Lessor may order the removal of such improvements and the restoration of the leased premises to their condition existing prior to the placement of said improvements at Lessee's expense. The foregoing rights of Lessor shall be cumulative to Lessor's right to cancel this lease as herein provided.

             7. LIEN. To secure the payment of any rent amount that becomes due, and to satisfy all reasonable costs incurred by Lessor in recovering said rent amount, Lessor shall have a first and prior lien on any and all improvements, fixtures and equipment placed on the leased premises.

             8. IMPROVEMENT REMOVAL AND RECLAMATION. Upon relinquishment or termination of this lease without re-lease to Lessee, or upon Lessor's cancellation of this lease as provided herein, Lessee shall remove all improvements placed on the leased premises pursuant to the terms hereof and shall restore the leased premises to their condition existing prior to the placement of said improvements; provided, however, if any rent amount is due and unpaid at the time of lease cancellation or termination, Lessee shall remove improvements and restore the leased premises as herein provided only at such time, in such manner and under such conditions as Lessor may in writing demand.

             9. RELINQUISHMENT. Lessee, if not in default under this lease, may at any time relinquish the, lease to Lessor and be relieved of further obligations under the lease, provided, however, such relinquishment shall not be valid or effective until approved in writing by Lessor. Relinquishment shall be made on a form prescribed by Lessor and shall be accompanied by the required relinquishment fee. Upon relinquishment Lessee shall not be entitled to the refund of any rent previously paid.

             10. ASSIGNMENT. Lessee shall not assign this lease, any part thereof, or assign any improvements located on the leased premises without the prior amendment of this lease pursuant to Paragraph 18 hereof to permit such assignment. Any lease assignment without lease amendment shall be null and void. Lessor may condition such lease amendment upon an increase in the rent amount and the modification or addition of other lease provisions.

             11. SUBLEASE. Lessee shall not sublease the rights granted hereunder, any part thereof, any portion of the leased premises or any improvements located on the leased premises without the prior amendment of this lease pursuant to Paragraph 18 hereof to permit such sublease. Any sublease without lease amendment shall be null and void. Lessor may condition such lease amendment upon an increase in the rent amount and the modification or addition of other lease provisions. A sublease is hereby defined as any transaction or arrangement whereby Lessee grants to another or shares with another rights, interests or privileges conveyed to Lessee by this lease.

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             12. DEFAULT AND CANCELLATION. Upon Lessee's violation of any of the terms, conditions or covenants contained herein, including the failure to pay the rent when due, Lessor may cancel this lease after providing Lessee thirty days notice of the default by registered mail. The mailing of such notice as herein provided shall constitute notice of Lessor's intention to cancel the lease and no proof of receipt of such notice shall be necessary in order for Lessor to enter lease cancellation thirty days after the mailing of the notice if Lessee has not cured the default to Lessor's satisfaction within said thirty day period. Lessee agrees that if a court of competent jurisdiction determines that Lessee has breached any of the terms, conditions or covenants of this lease, Lessee shall pay the costs incurred by Lessor in litigating the default, including reasonable attorney fees.

             13. WAIVER. No employee or agent of, Lessor has the power, right or authority to orally waive any of the terms, conditions or covenants hereof and no waiver by Lessor of any of the terms, conditions or covenants hereof shall be effective unless in writing and executed by Lessor. Lessor's waiver of Lessee's breach or default of any of the terms, conditions or covenants hereof shall not constitute or be construed as a waiver of any other or subsequent breach or default by Lessee. The failure of Lessor to enforce at any time any of the terms, conditions or covenants hereof or to exercise any option herein provided, or to require at any time performance by Lessee of any of the terms, conditions or covenants hereof shall not constitute or be construed to be a waiver of such terms, conditions or covenants, nor shall it affect the validity of this lease or any part thereof, or Lessor's right to thereafter enforce each and every such term, condition and covenant.

             14. COMPLIANCE WITH LAWS. Lessee shall fully comply with all laws, regulations, rules, ordinances and requirements, applicable to the leased premises or to Lessee's operations thereon, including Section 19-6-5, NMSA 1978, requiring Lessee to protect the leased premises from waste and trespass, all current New Mexico State Land Office Rules and Regulations and those that may be hereafter promulgated.

             15. WAIVER, RELEASE AND PROTECTION OF THE I.EASED PREMISES.  Lessee
is leasing the leased premises based on Lessee's own inspection and investigation of and judgment regarding the leased premises. Lessor makes no warranties or representations of any kind or nature with regard to the leased premises or with regard to this transaction.

Lessee agrees to comply with all federal, state and local laws, regulations and policy, including but not limited to measures addressed to environmental protection, which have been or may be enacted or promulgated. Such governmental agencies shall not be deemed third party beneficiaries under this lease. Lessee's compliance with all laws, regulations and policy shall be at its own expense.

If  accidental  discharge,  release,  spill,  or fire or any other

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event  having  environmental   consequence  occurs,  Lessee  agrees  to  provide
immediate notice to Lessor and in addition is required to provide notice to Lessor at the same time and in the same manner as Lessee is required to provide notice to the federal, state or local agency having responsibility for enforcing compliance with environmental laws, regulations and policy. Lessee agrees that, upon request by Lessor, Lessor shall have access to all reports, documents, test data and all other materials provided by Lessee to or received by Lessee from a
governmental  agency  having   responsibility  for  enforcing   compliance  with
environmental or other laws.

In the event Lessor is required to incur any cost or expense to enforce the provisions of this lease, including but not limited to consultants, engineers, soil, air or water sampling and attorneys, fees and costs, Lessee shall be liable for and reimburse Commissioner for said costs and expenses.

             16. INDEMNIFICATION AND HOLD HARMLESS. Lessee shall hold harmless, indemnify and defend the State of New Mexico, Lessor and Lessor's employees, agents, and contractors, in both their official and individual capacities, from any and all liabilities, claims, losses, damages, or expenses, including but not limited to reasonable attorneys, fees, loss of land value, third party claims, penalties or removal, remedial or restoration costs arising out of, alleged to arise out of or indirectly connected with a) the operations hereunder of Lessee or Lessee's employees, agents, contractors or invitees, b) the activities of third parties on the leased premises, whether with or without Lessee's knowledge or consent. This provision, Lease Paragraph 16, shall survive the termination, cancellation or relinquishment of this Lease, and any cause of action of Lessor to enforce this provision shall not be deemed to accrue until Lessor's actual discovery of said liability, claim, loss, damage, or expense.

             17. SCOPE OF AGREEMENT. This lease incorporates all the agreements, covenants and understandings between Lessor and Lessee concerning the subject matter hereof and all such agreements, covenants and understandings are merged into this written lease. No prior agreement or understanding between Lessor and Lessee shall be valid or enforceable unless expressly embodied in this lease.

             18. AMENDMENT. This lease shall not be altered, changed or amended except by an instrument executed by both Lessor and Lessee.

             19. APPLICABLE LAW. This lease shall be governed by the laws of the State of New Mexico.

             20. SUCCESSORS IN INTEREST. All the terms, conditions and covenants of this lease and all amendments thereto shall extend to and bind the heirs, successors and assigns of Lessee and Lessor.

             21. RE-LEASE. At the expiration of the term of this lease, Lessee may re-lease the leased premises provided Lessor

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has  determined  to offer the  leased  premises  for the same uses as  permitted herein, Lessee is not in default under this lease, Lessee agrees to the terms offered by Lessor, and Lessee has bettered any offer to lease the leased premises made by a third party.

             22. HOLDING OVER. If Lessee enters upon the leased premises after the termination or cancellation of this lease for any purpose, the rent due Lessor for such entry shall be $200.00 for each day or any part of a day. Nothing contained herein shall be construed as the grant to Lessee of the right to enter the leased premises for any purpose after the termination or cancellation of this lease without the prior written consent of Lessor.

             Executed in duplicate.

                              /s/ M.L. Bowlin
-------------------------     -----------------------------------
          LESSEE                             LESSEE

                              /s/ Ray Powell Harry N. Relkin, Asst. Commissioner
                              -----------------------------------
                              RAY POWELL, M.S., D.V.M.
                              COMMISSIONER OF PUBLIC LANDS

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                  FOR A CORPORATION OR INCORPORATED ASSOCIATION


State of  New Mexico             )
          ----------------------
County of Bernalillo             )
          ----------------------


             The foregoing instrument was acknowledged before me this
28th day of  December,       1995  by     M. L. Bowlin,
----         ------------      --         -------------
                                          (name of officer)

   President       of  Bowlin's Incorporated,
------------------     -----------------------------------
                       (name of corporation acknowledging)

a       New Mexico                    corporation, on behalf of the corporation.
  -----------------------------------
   (state or county of incorporation)

                                     /s/ Signature Illegible
                                     -------------------------------------------
                                     Notary Public
My commission expires:
       5/31/99
--------------------------

                  FOR A NATURAL PERSON ACTING IN HIS OWN RIGHT

State of  ______________________________________)

County of  ____________________________________)

             The foregoing instrument was acknowledged before me this
_____  day of  ______________, 19___  by  ______________________________________
                                               (name or names of person
______________________________________
or persons acknowledging)


                                       -----------------------------------------
                                       Notary Public

My commission expires:

------------------------